Exhibit (s)(1)

                               POWER OF ATTORNEY

   I, the undersigned trustee or officer of the investment companies listed on Annex A for which Amundi Pioneer Asset Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

   IN WITNESS WHEREOF, I have hereunder set my hand as of this 16th day of September, 2019.

                                                  /s/ John E. Baumgardner
                                                  ------------------------------
                                                  John E. Baumgardner

                               POWER OF ATTORNEY
                                    ANNEX A

Pioneer Asset Allocation Trust:                  Pioneer Series Trust VI:
   Pioneer Solutions - Balanced Fund                Pioneer Floating Rate Fund
Pioneer Bond Fund                                   Pioneer Flexible Opportunities Fund
Pioneer Diversified High Income Trust            Pioneer Series Trust VII:
Pioneer Equity Income Fund                          Pioneer Global High Yield Fund
Pioneer Floating Rate Trust                         Pioneer Global Multisector Income Fund
Pioneer Fund                                     Pioneer Series Trust VIII:
Pioneer High Income Trust                           Pioneer International Equity Fund
Pioneer High Yield Fund                          Pioneer Series Trust X:
Pioneer ILS Bridge Fund                             Pioneer Dynamic Credit Fund
Pioneer ILS Interval Fund                           Pioneer Fundamental Growth Fund
Pioneer Mid Cap Value Fund                          Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Money Market Trust:                      Pioneer Series Trust XI:
   Pioneer U.S. Government Money Market Fund        Pioneer Core Equity Fund
Pioneer Municipal High Income Trust              Pioneer Series Trust XII:
Pioneer Municipal High Income Advantage Trust       Pioneer Disciplined Growth Fund
Pioneer Real Estate Shares                       Pioneer Short Term Income Fund
Pioneer Series Trust II:                         Pioneer Series Trust XIV:
   Pioneer AMT-Free Municipal Fund                  Pioneer Emerging Markets Equity Fund
   Pioneer Select Mid Cap Growth Fund               Pioneer Strategic Income Fund
Pioneer Series Trust III:                        Pioneer Variable Contracts Trust:
   Pioneer Disciplined Value Fund                   Pioneer Bond VCT Portfolio
Pioneer Series Trust IV:                            Pioneer Equity Income VCT Portfolio
   Pioneer Classic Balanced Fund                    Pioneer Fund VCT Portfolio
   Pioneer Multi-Asset Income Fund                  Pioneer High Yield VCT Portfolio
Pioneer Series Trust V:                             Pioneer Mid Cap Value VCT Portfolio
   Pioneer Global Equity Fund                       Pioneer Real Estate Shares VCT Portfolio
   Pioneer High Income Municipal Fund               Pioneer Select Mid Cap Growth VCT Portfolio
   Pioneer Corporate High Yield Fund                Pioneer Strategic Income VCT Portfolio